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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                January 27, 2004


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                        0-20574                    51-0340466
(State or other jurisdiction    (Commission File Number)         (IRS Employer
     of incorporation)                                      Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

     On January 27, 2004, The Cheesecake Factory Incorporated issued a press release entitled "The Cheesecake Factory to Broadcast Fourth Quarter and Fiscal 2003 Earnings Conference Call on the Internet." A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 27, 2004        THE CHEESECAKE FACTORY INCORPORATED



                                  By:  /s/ GERALD W. DEITCHLE
                                       -----------------------------------------
                                       Gerald W. Deitchle
                                       President

                                  EXHIBIT INDEX

      Exhibit            Description
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        99.1             Press Release dated January 27, 2004 entitled "The
                         Cheesecake Factory to Broadcast Fourth Quarter and
                         Fiscal 2003 Earnings Conference Call on the Internet."